AUXILIUM

Innovations for Life™

LOW T
is treatable
50 VALLEY STREAM PARKWAY
AUXILIUM

1 June 2011 (NASDAQ: AUXL) Exhibit 99.1

Safe Harbor Statement
We will make various remarks relating to our current plans, potential future events, and what we believe to be the prospects for the Company during this conference call that constitute forward-looking statements for purposes of the Safe Harbor provisions under the Private Securities
Litigation Reform Act of 1995.  Today our forward-looking statements will cover, among other things, the Company’s expected financial performance, results and strategic priorities during 2011; the design and methodology, and the timing to report results, of the phase III trials for
XIAFLEX for the treatment of Peyronie’s; the commercial success in the U.S. of XIAFLEX for Dupuytren’s contracture; Pfizer’s ability to commercialize XIAPEX for Dupuytren’s contracture in EU and Eurasian markets, including the timing or likelihood of additional launches in those markets and our receipt of any applicable milestone payments from Pfizer; Asahi Kasei Pharma's ability to develop, register for approval and commercialize XIAFLEX for Dupuytren's contracture and Peyronie's disease in Japan; the potential for XIAFLEX to change the treatment paradigm and to become the standard of care for the treatment of Dupuytren’s, and the size of the Dupuytren’s market; the ability to obtain reimbursement for XIAFLEX, developments in the reimbursement process and the effect of the reimbursement process on the success of the
XIAFLEX launch, including the timing and likelihood of the issuance of a CPT code for XIAFLEX; the long-term demand for XIAFLEX; the effect of the identified leading indicators on the success of the XIAFLEX launch and future net revenues; timing of results from the long-term extension study of XIAFLEX; additional Phase IV clinical trials for XIAFLEX; filing a Canadian New Drug Submission; peer to peer dialogue programs for U.S physicians and our U.S. patient education campaign; the size of the Peyronie’s market; the potential for XIAFLEX to be used in multiple indications and the success of efforts to advance any such new indications; the increased treatment for hypogonadism; the likelihood and effect of competition in the testosterone replacement therapy gel market; business development efforts and opportunities to build out the Company’s pipeline; the timing and likelihood of the Company achieving profitability and sustaining growth.  Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on Form 10-K for the year ended
December 31, 2010 and in Auxilium’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 under the heading “Risk Factors,”
which are on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.”  There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.  Therefore, you should not rely on any such factors or forward-looking statements.  In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation.  The Company anticipates that subsequent events and developments will cause the Company’s assessments to change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the
Company specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the
Company’s assessments as of any date subsequent to the date of this presentation.

Shareholder Value

AUXILIUM

Innovations for Life℠

3

Our Vision Is to Become a Rapidly Growing,
Profitable and Sustainable Biopharmaceutical
Company
Maximize Value of
Testim and XIAFLEX
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas

AUXILIUM
Innovations for Life

AUXILIUM
Innovations for Life

Pfizer

AsahiKASEI
ASAHI KASEI PHARMA

AUXILIUM
Innovations for Life

paladin

FERRING
PHARMACEUTICALS

AUXILIUM
Innovations for Life

4 XIAFLEX and Testim Are Global Product Opportunities U.S. Canada EU Japan Open ROW Open Open Territory XIAFLEX Testim

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Net Revenue (000's)
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Testim Net Revenue
XIAFLEX Net Revenue

AUXILIUM

Innovations for Life℠

5

5 Auxilium Has a 6 Year Net Revenue CAGR of 39.4% 1Q11 XIAFLEX Net Revenues $12.3M (including $10.5M in U.S. revenues) 1Q11 Testim Net Revenues $46.1M, 4% y/y growth

XIAFLEX®

collagenase clostridium histolyticum

PARADIGM CHANGING TREATMENT

Rx only
collagenase clostridium histolyticum
XIAFLEX
0.9 mg per vial
for injection
for intralesional use
Sterile Diluent
Rx Only

AUXILIUM

Innovations for Life℠

6

• Excessive collagen in fascia of hand
• Nodules or pits are an early, active
presentation
• Rope-like cords develop in the finger
and result in contractures
• Quality of life and daily activities
affected
• Surgery has been reserved for
advanced disease due to the nature
of the disease, unpredictable results,
complications, long recovery time
and recurrence/additional surgeries
Dupuytren’s Contracture Is Debilitating for Patients
and Surgery Has Been the Standard of Care
Immediately post-operative
Intra-operative open fasciectomy
Pictures courtesy
of Dr. Clayton Peimer
pre-operative open fasciectomy

We Believe XIAFLEX Is a Paradigm
Changing Treatment
• Simple, non-invasive injection of XIAFLEX
• Established mechanism of action and selective for specific types of collagen
• XIAFLEX’s post-approval profile is consistent with clinical trial experience
Pre XIAFLEX injection 30 days following XIAFLEX
injection

Strategies for Establishing XIAFLEX as the
Standard of Care
• Disseminate our excellent clinical efficacy and safety data;
• Facilitate peer to peer dialogue with physicians and
reimbursement specialists;
• Educate patients and health care providers who inject, as well as those who refer to our target specialists, on a non-surgical option;
• Streamline the reimbursement process, and;
• Activate a critical mass of experienced prescribers

XIAFLEX Launch Strategy is Tailored to
Customer Needs
• ~ 6,000 target physicians
– Hand surgeons, plastic surgeons, orthopedic
surgeons, general surgeons, rheumatologists
• ~ 100 field based personnel
– Sales reps, sales managers, and reimbursement
specialists
• Medical science liaisons
– Key opinion leader and regional opinion leader
support

We Believe the U.S. Dupuytren’s Opportunity Is
Significant
70,000 Surgical
2,3,4
Patients Annually
300,000 Diagnosed
Patients Annually
2,3,4
>1 Million Diagnosed
Patients
2,4
1. Dupuytren’s Disease – Tubiana, LeClerq, Hurst, Badalamente, Mackin
2. SDI Claims Data Based Projections
3. Medicare Data Based Projections (BESS database used, Medicare 5% database also used to validate numbers)
4. Auxilium Research   (Patient Segmentation, Forecast Research, WK/AMA Databases)
Sources:
$350 Million
Market
Opportunity
$1 Billion
Annual Market
Opportunity
>$3 Billion Market
Opportunity

12 Launch Update Through May 2011

SITES ENROLLED
PHYSICIAN ENROLLMENTS
UNIQUE SITES ORDERING
3000
2500
2000
1500
1000
500
0
597
1131
1420
1628
1747
1854
1994
2097
2202
2306
2400
2511
2596
2668
2764
393
751
950
1110
1209
1299
1422
1509
1613
1693
1758
1846
1938
2003
2078
16
59
135
235
334
420
500
576
671
772
841
902
983
1048
1100
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan '11
Feb
Mar
Apr
May

AUXILIUM

Innovations for Life℠

13 Leading Indicators Trending Positively - Cumulative enrollment & sites that have ordered XIAFLEX

Number of Sites
450
400
350
300
250
200
150
100
50
0
1-2 Injections
3-10 Injections
11-19 Injections
344
383
391
408
429
438
434
252
287
326
347
372
407
437
75
102
124
147
182
203
229
May (1100 Sites)
Apr (1048 Sites)
Mar (983 Sites)
Feb (902 Sites)
Jan '11 (841 Sites)
Dec (772 Sites)
Nov (671 Sites)

AUXILIUM
Innovations for Life℠

14 Sites Moving from Test Drive to Increasing Usage Injections per Site

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$1.1
$0.2
$1.1
$2.0
$1.1
$4.6
$1.1
$7.3
$1.8
$10.5
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
U.S. Revenues
EX- U.S. and Contract Revenues

AUXILIUM

Innovations for Life℠

15 Quarterly XIAFLEX Revenue (in $ millions) * Includes one-time revenue recognition change of $1.8 million *

We Expect the Global Dupuytren’s Market to
Develop in 2011 and 2012
U.S.
• XIAFLEX specific J-code J0775 effective Jan. 1
• U.S. CPT code guidance expected for Jan. 2012
• Additional phase IV clinical trials
• Increasing peer to peer dialogue programs for U.S.
physicians
• Targeted U.S. patient education campaign planned
ROW
• Pfizer launch of XIAPEX
®
in EU began in 2Q2011
• Asahi Kasei development of XIAFLEX in Japan

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Contains 50 mg testosterone

AUXILIUM

Innovations for Life℠

Testim ® 1% Testosterone Gel
• Indicated for testosterone replacement therapy in adult
males for hypogonadism
• Launched in U.S. in 2003 and EU in 2006
• >7 yrs of use with established safety and efficacy
> ~100M daily doses since launch
> 16 clinical studies involving approx. 1,800 patients
• Applied once daily at 5-10mg
> 90% stay on starting dose of 5mg (one tube)
> Simple application process

Hypogonadism Is an Unmet Need and
Under-penetrated Market
• 39% of U.S. males over 45 yrs are
hypogonadal
1
>Less than 10% of affected population
receives treatment
• Increasing physician and patient education
and awareness should result in increased
treatment
1
Mulligan T. et al. Int J. Clin Pract
2006

Gels Continue to Drive Significant Growth in
TRT Marketplace
Source: IMS data
$35
$117
$198
$281
$334
$371
$439
$545
$685
$892
$1,149
$49
$59
$77
$118
$210
$302
$390
$451
$483
$554
$663
$810
$1,041
0
200
400
600
800
1,000
1,200
1,400
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Gel Patch Oral Injectables
($ in millions)
Gel Segment Growth ($)
Mar 2011 L12M:
27.8%
$1,329

Testosterone Replacement Therapy Landscape
is Changing
• New competition in 2011 should help
increase overall market
– Axiron 2% solution
– Fortesta 2% gel
– Androgel 1.6% gel
• Expected further increase in physician and
patient education and awareness

Delivering on Current Pipeline
PRODUCT LATE RESEARCH      PRE-CLINICAL           PHASE I           PHASE II           PHASE III              MARKET
TESTIM® GEL
XIAFLEX®
XIAFLEX®
XIAFLEX®
Hypogonadism
Dupuytren’s contracture
Peyronie’s disease
Frozen Shoulder Syndrome

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

AUXILIUM
Innovations for Life℠

1
Smith BH. Am J Clin Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
• Scarring phenomenon affecting the
tunica albuginea
1
• Plaques show excessive collagen deposition
2
• Potential Symptoms
> Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
> May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
Peyronie’s disease Is a Devastating Disorder
with No Approved Therapies

1
Bella  A. Peyronie’s Disease J Sex Med 2007;4:1527–1538
2
Lue TF, et al. Summary of the recommendations on sexual dysfunctions in men. J Sex Med 2004;1:6–23.
3
Mulhall JP, et al. Subjective and objective analysis of the prevalence of Peyronie’s disease in a population of men presenting for prostate cancer screening. J Urol 2004;171:2350–3.
4
Smith BH. Am J Clin Pathol. 1966;45:670-678.
5
Lindsay MB, J Urol.
1991;146:1007-1009.
6
Nyberg L, J Urol.128: 48, 1982
• Prevalence of Peyronie’s disease is estimated to be approximately
5% in adult men 1,2,3
> Actual prevalence may be higher, based on autopsies 4
• Prevalence rate increases with age
> The average age of disease onset is 53 years 5
• High association with other diseases such as:
> Diabetes, erectile dysfunction (ED), Dupuytren’s contracture, plantar fascial contracture, tympanosclerosis, gout, and Paget’s disease 6
We believe Peyronie’s Disease Is Under-
diagnosed and Under-treated

Peyronie’s Disease Phase III Development
Program
Study Type
~ #
Subjects
Sites
XIAFLEX:
Placebo
Duration
AUX-CC-803
Double-blind,
placebo controlled
400
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-804
Double-blind,
placebo controlled
400
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-802 Open Label 250
12 US
6 NZ
18 EU
N/A 36 Wks
AUX-CC-805
Pharmacokinetics
16 1 US N/A 4 Wks
XIAFLEX 0.58 mg
Two injections per treatment cycle
24 to 72 hours between injections
Penile plaque modeling following each cycle
Up to 4 cycles at 6 week intervals
Co-primary endpoints of disease bother and penile curvature

We Believe Changes to the Phase IIb Trial Design
Should Increase the Chance of Success in Phase III
• 4 cycles of therapy in the phase III trial
• All patients receive modeling in the phase III trial
• All patients must have greater than 12 months of
disease since diagnosis to enter the phase III trial
Mean net improvements in phase IIb penile
curvature and bother domain for modeling
arm would have met statistical significance
using phase III co-primary endpoint
requirements

Business Development Efforts Expected to
Focus on Building Out Pipeline
• Leverage current infrastructure of Testim and
XIAFLEX field forces with marketed products
• Seeking Phase II and later assets in Urology,
Endocrinology, Rheumatology, and Orthopedics
• Niche products with specialty physician call
points also represent development opportunities

BTC Litigation Update
• On Feb. 15, 2011, AUXL filed a complaint against BioSpecifics Technologies
Corp. (BTC) alleging that BTC has breached the parties’ Amended and Restated
Development and License Agreement dated as of December 11, 2008 by its commencement of clinical trials for the use of injectable collagenase to treat canine lipomas without the prior knowledge and approval of the parties’ Joint
Development Committee (JDC).
• AUXL is seeking preliminary and permanent injunctions ordering BTC to, among other things:
• suspend its canine lipoma clinical trial known as Chien-803 and
• refrain from initiating any new clinical trials related to collagenase, both until such time as any such trial has been reviewed and approved by the parties’ JDC pursuant to the terms of the Agreement.
• AUXL also seeking a declaratory judgment as to the rights and responsibilities of the JDC under the Agreement
• Suit filed in the Court of Common Pleas, Chester County, Pennsylvania
• Court ordered that papers filed with the court were to be deemed under seal and not available to the public until further order

1Q 2011 Financial Results ($ Millions)
(Decr.)
1Q11 1Q10 $ %
Total Revenues $58.4 $45.5 $12.9 28%
Cost of Goods Sold * $11.3 $9.5 $1.8 19%
Gross Profit $47.1 $36.0 $11.1 31%
% of Revenues 81% 79%
R & D Expense * $15.8 $8.5 $7.3 86%
SG&A Expense * $43.2 $36.1 $7.1 20%
Net Loss ($11.8) ($8.6) ($3.2)
(38%)
Earnings per share ($0.25) ($0.18) ($0.07)
36%
*  Stock Based Comp $4.3 $3.8 $0.6
15%
Cash & Cash
Equivalents $130.9
Incr. /

2011 Guidance
Global Testim Revenues $200 - 210 million
Xiaflex:
US Revenues 50 - 60 million
Ex US / Def Rev 9 - 11 million
Total Xiaflex $59 - 71 million
Total Revenues $259 - 287 million
R & D Expense $60 - 70 million
S G & A Expense $170 - 180 million
Net Income (Loss) $(31) - (41) million
Stock Base Comp Expense $15 - 20 million

We Believe That Auxilium is Well-Positioned
for Long-Term Growth
• Maximize XIAFLEX net revenues for Dupuytren’s
contracture in the U.S.;
• Maximize global Testim revenues.
• Support Pfizer in the launch of XIAPEX for Dupuytren’s
contracture in the EU;
• Complete Peyronie’s disease phase III double-blind
studies, with top-line results anticipated in 2Q12; and,
• Advance XIAFLEX new indication(s).

Shareholder Value

AUXILIUM
Innovations for Life™

31

Our Vision Is to Become a Rapidly Growing,
Profitable and Sustainable Biopharmaceutical
Company
Maximize Value of
Testim and XIAFLEX
Deliver on
Current Pipeline
Build Out
Pipeline in
Specialty
Therapeutic
Areas

Management Contact
James E. Fickenscher/CFO
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
jfickenscher@auxilium.com
William Q. Sargent Jr./ VP IR
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
wsargent@auxilium.com